UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023

KISSES FROM ITALY INC.

(Exact name of registrant as specified in charter)

Florida	000-55967	46-2388377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 SW 8th Street, Suite 2000 Miami, FL	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 423-7129

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Agreement.

Kisses From Italy Inc., a Florida corporation (the “Company”) entered into a Strategic Alliance Agreement, effective as of March 1, 2023 (the “Agreement”), with SC Culinary LLC, a New York limited liability company (“SC Culinary”).

SC Culinary is currently the creator and owner of, and in possession of, a quick-service food concept (the “Concept”) and is developing and will develop all intellectual property rights related to the Concept (the “Intellectual Property Rights”), all of which were or will be developed or acquired by SC Culinary, independently, or assigned to it by Scott Conant. Scott Conant, who owns all rights in and to his name, voice, image, and likeness (the “NIL Rights”), has granted SC Culinary the exclusive right to license the NIL Rights to third parties.

Pursuant to the Agreement, SC Culinary will license its interest in the Concept, the Intellectual Property Rights, and the NIL Rights (collectively, the “License”) to a wholly-owned subsidiary of the Company to be established (the “Subsidiary”) for the purpose of developing the Concept into the business of the Subsidiary (the “Brand”).

In consideration for the use of the License under the Agreement, SC Culinary is entitled to receive certain minimum cash payments and restricted shares of common stock of the Company (the “Shares”) upon the achievement of certain milestones. Notwithstanding the foregoing, the issuance of the Shares to SC Culinary is subject to anti-dilution protection, wherein the Company shall issue SC Culinary additional shares of common stock in order to maintain the percentage owned by SC Culinary in the Company at the time of the issuance.

The Agreement terminates on the tenth (10th) anniversary of the effective date but may automatically renew for successive five (5) year periods unless either party provides ninety (90) days’ notice of termination.

SC Culinary is entitled to terminate the Agreement in the event of default by the Company and the Subsidiary. In the event of termination, SC Culinary shall have the absolute right to cause the Subsidiary and the Company to cease to operate the Brand except for the limited purposes of honoring existing franchise agreements. In such an event, SC Culinary will grant the Subsidiary a limited license to use the Brand and SC Culinary’s rights in the Intellectual Property solely in connection with and for the term of the existing franchise agreements (with no further rights of expansion).

In the event that SC Culinary terminates the Agreement for any reason, SC Culinary shall have the sole and absolute right to use, exploit and operate the Brand and all Intellectual Property separate and apart from the Company without the payment of any amounts or other consideration to the Company, the Subsidiary or relevant third parties or the need for the approval of any kind from the Company or relevant third parties.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached hereto as Exhibit 10.14 and incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02. The Company’s issuance of the Shares was made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act.

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Item 7.01	Regulation FD Disclosure.

On March 2, 2023, the Company issued a press release reporting its entry into the Agreement with SC Culinary LLC. The text of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01 of this Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the Securities and Exchange Commission. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description

10.14

Strategic Alliance Agreement, effective as of March 1, 2023, by and between SC Culinary LLC, a New York limited liability company, and Kisses From Italy Inc. (Information has been excluded from Exhibit 10.14 because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.).

99.1	Press Release, dated March 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2023

	By:	/s/ Claudio Ferri
	Name:	Claudio Ferri
	Title:	Co- Chief Executive Officer

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